EXHIBIT 10.7

                          SECURITY AND PLEDGE AGREEMENT

EXHIBIT 10.7






                          SECURITY AND PLEDGE AGREEMENT


         THIS AGREEMENT, dated August 24, 2004, made by Imaging3, Inc. ("Pledgor") to Dean Janes ("Lender").

         PRELIMINARY STATEMENTS:

         Lender has entered into a Note dated as of even date herewith (said Agreement, as it may hereafter be amended or otherwise modified from time to time, being the "Loan Agreement," the terms defined therein and not otherwise defined herein being used herein as therein defined) with the Pledgor. It is a condition precedent to the making of the Loan by Lender under the Loan Agreement that Pledgor shall have made the pledge contemplated by this Agreement.

         NOW, THEREFORE, in consideration of the premises and in order to induce Lender to make Loans under the Loan Agreement, Pledgor hereby agree as follows:

         SECTION 1. Pledge. Pledgor hereby pledges, transfers and assigns to Lender and any assigns and grants to Lender a security interest in, the follow-ing (the "Pledged Collateral"):

                  All of the assets and receivables of Imaging3, Inc.

         SECTION 2. Security for Obligations. This Agreement secures the payment of all obligations present or future, direct or indirect, absolute or contingent, matured or not, of Pledgor to Lender under the Loan Agreement, the note evidencing the loan made thereunder (the "Note"), whether for principal, interest, fees, expenses or otherwise, and all obligations present or future, direct or indirect, absolute or contingent, matured or not of Pledgor to Lender under this Agreement or the Loan Agreement and Promissory Note (all such obligations of Pledgor being the "Obligations").

         SECTION 3. Delivery of Pledged Collateral.

         (a) All certificates or instruments representing or evidencing any Pledged Collateral (including without limitation the Pledged Shares upon the purchase thereof by Pledgor) shall be delivered to and held by or on behalf of Lender pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Lender. Lender shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Lender or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in
Section 7(a). In addition, Lender shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for Certificates or instruments of smaller or larger denominations.

         (b) Pledgor shall upon the request of Lender deliver, or cause to be delivered to Lender any or all of the Pledged Collateral not referred to in
Section 3(a) or (b) if Lender determines in its sole discretion that such delivery will enhance, protect, maintain, create or otherwise aid Lender in the perfection or maintenance of the security interests created hereby.

         SECTION 4. Perfecting Security Interest.

         (a) Pledgor shall cause a UCC-1 to be filed with the Secretary of State of California evidencing the pledge of all of Pledgor's assets of Imaging3, Inc., a California corporation, and Pledgor shall cause any other filings to be made and assist Lender in giving any notice as may be required to perfect or maintain Lender's security interest in Pledgor's common shares.

         SECTION 5. Representations and Warranties. Pledgor represents and warrants as follows:

         (a) Pledgor is the full and legal owners of the Pledged Shares, and no other person has or will have any superior right, title, interest or claim in or to the Pledged Shares or to the proceeds thereof, or any part thereof. The Pledged Shares have been duly authorized and validly issued and are fully paid and nonassessable.

         (b) Pledgor is, and as to the Pledged Collateral acquired after the date hereof, will be, the legal and beneficial owner of the Pledged Collateral free and clear of any lien, security interest, option or other charge or encumbrance, except for the security interest created by this Agreement.

         (c) The pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral securing the payment of the Obligations.

         (d) Pledgor is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite corporate power, capacity and authority (i) to own, lease and operate its assets, properties and business and to carry on its business as now being conducted, and (ii) to execute, deliver and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement, the Loan Agreement and the Promissory Note and the consummation of the transactions contemplated hereby and therein have been duly authorized by all necessary corporate action by Pledgor.

         (e) The execution, delivery and performance by Pledgor of this Agreement do not and will not violate or conflict with or result in a breach of or constitute (or with notice or lapse of time or both constitute) a default under (a) the incorporating documents or by-laws, (b) any indenture, mortgage, bond, license, permit or loan or credit agreement or any other agreement or instrument to which Pledgor is a party or by which Pledgor or any of its properties may be bound or affected or (c) any statute or law or judgment, decree, order, writ, injunction, regulation or rule of any court or governmental authority of any state or of the United States or any political subdivision of the foregoing. The execution, performance and delivery by Pledgor of this Agreement will not result in the creation of any lien with respect to the assets of Pledgor except for the lien created hereby with respect to the Pledged Collateral.

         (f) This Agreement constitutes a legal, valid and binding obligation of Pledgor enforceable against Pledgor in accordance with its terms except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, winding up, moratorium or other similar laws now or hereafter in effect relating to the enforcement of creditors' rights and (ii) general equitable principles including rules governing the granting of specific performance and injunctive relief, which are within the discretion of the court having jurisdiction.

         (g) No authorization, consent, validation, approval, license, qualification or forma exemption from, and no filing, declaration or registration with, any court, governmental agency or regulatory authority or any securities exchange or any other person, whether located in the United States or elsewhere, is required (i) in connection with the authorization, execution, delivery or performance by Pledgor of this Agreement, the Loan Agreement, Promissory Note and the transactions contemplated thereby other than the Regulatory Approvals or the Consulting Agreement, (ii) for the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement or for the execution, delivery or performance by Pledgor of this Agreement, the Loan Agreement and Promissory Note (ii) for the pledge by Pledgor of the Collateral pursuant to this Agreement or for the execution, delivery or performance of the Loan Agreement and Promissory Note by Pledgor or (iii) for the exercise by Lender of the voting or other rights provided for in this Agreement or the remedies in respect of the Pledged Collateral pursuant to this Agreement (except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally).

         (h) Complete and correct copies of the incorporating documents and by-laws of Pledgor as of the date hereof have been provided to the Lender on or prior to the date hereof and are in full force and effect.

         (i) Except as disclosed herein there is no action, suit, inquiry, litigation, arbitration or administrative or legal proceeding presently pending or, to the best knowledge of Pledgor, threatened against Pledgor before any court or administrative agency of any country or subdivision thereof.

         (j) Neither Pledgor nor any portion of Pledgor's property is immune or exempt from the exercise of jurisdiction, whether arising through service or notice of judicial process, attachment or seizure prior to judgment, attachment or seizure in aid of execution following judgment or otherwise, by the courts of the State of California or any other state, province, country, nation or other territorial jurisdiction in which any portion of Pledgor's property is located or business is conducted except to the extent, if any, that jurisdiction may be limited by bankruptcy, insolvency, reorganization and other similar laws now or hereinafter in effect relating to the enforcement of creditors' rights generally.

         (k) Pledgor (i) is not an "investment company" as that term is defined in the Investment Company Act of 1940, as amended, (ii) does not directly or indirectly control and is not controlled by a company which is an "investment company" as that term is defined in such Act and (iii) is not otherwise subject to regulation under such Act.

         (l) The representations and warranties set forth herein hereof shall survive the execution of this Agreement and shall continue as long as there shall be any Indebtedness outstanding under this Agreement as if repeated and given again to Lender on each day during the term hereof.

         SECTION 6. Further Assurances. Pledgor agree that at any time and from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Lender may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral, including without limitation filing one or more UCC-1s to protect Lender's security interest in Pledgor Rights and making any filing statement or appearance before or with any insurance commission or other regulatory authority. Pledgor authorizes Lender to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by Lender covering the Pledged Collateral. Pledgor will join Lender at its request in executing all financial statements in form satisfactory to Lender and Pledgor will pay the cost of filing or recording any such financial statement or of this Agreement if it is deemed by Lender to be necessary or desirable.

         SECTION 7. Transfers and Other Liens; Additional Shares.

         (a) Pledgor agree that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Pledged collateral, or (ii) create or permit to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement.

         (b) Pledgor agree that it will (i) cause the issuer of the Pledged Shares not to issue any stock or other securities in addition to or in substitution for the pledged Shares issued by such issuer, except to Pledgor and
(ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of the issuer of the Pledged Shares.

         SECTION 8. Lender Appointed Attorney-in-Fact. Pledgor hereby appoint Lender as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor or otherwise, from time to time in Lender's discretion to take any action and to execute any instrument which Lender may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instrument made payable to Pledgor representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same.

         SECTION 9. Lender May Perform. If Pledgor fail to perform any agreement contained herein, Lender may itself perform, or cause performance of, such agreement, and the expenses of Lender incurred in connection therewith shall be payable by Pledgor under Section 13.

         SECTION 10. Reasonable Care. Lender shall exercise reasonable care in the custody of the Pledged Collateral in its possession or control hereunder at any time. Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged collateral in its possession if the Pledged Collateral is accorded treatment substantially equal to that which lender accords its own property, it being understood that Lender shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not Lender has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Pledged Collateral.

         SECTION 11. Remedies upon Default. If any Event of Default shall have occurred and be continuing:

         (a) Lender may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code (the "Code") in effect in the State of Colorado, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of Colorado, at that time, and Lender may also, without notice except as specified below, exercise any voting or other consensual rights with respect to the Pledged Collateral, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange, broker's board or at any of Lender's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as Lender may deem commercially reasonable. Pledgor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Lender shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Lender may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         (b) Any cash held by Lender as Pledged Collateral and all cash proceeds received by Lender in respect of any sale of, collection from or other realization upon all or any part of the Pledged Collateral may, in the discretion of Lender, be held by Lender as collateral for, and then or at any time thereafter applied (after payment of any amounts payable to Lender pursuant to Section 13) in whole or in part by Lender against, all or any part of the Obligations in such order as Lender shall elect. Any surplus of such cash or cash proceeds and interest accrued thereon, if any, held by Lender and remaining after payment in full of all the Obligations shall be paid over to Pledgor or to whomsoever may be lawfully entitled to receive such surplus, provided that

Lender shall have no obligation to invest or otherwise pay interest on any amounts held by it in connection with or pursuant to this Agreement.

         (c) All rights and remedies of Lender expressed herein are in addition to all other rights and remedies possessed by Lender in the Loan Agreement, all third party guaranties and any other agreement or instrument relating to the Obligations.

         SECTION 12. Expenses. Pledgor will upon demand pay to Lender the amount of any and all reasonable expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, which Lender may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Lender hereunder of (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

         SECTION 13. Security Interest Absolute. All rights of Lender and security interests hereunder, and all obligations of Pledgor hereunder, shall be absolute and unconditional irrespective of:

                  (i) any lack of validity or enforceability of the Promissory Note, or any other agreement or instrument relating thereto;

                  (ii) any change in the time, manner, place or terms of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Promissory Note;

                  (iii) any sale, exchange, release, surrender or nonperfection of any other collateral, or any release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Obligations or any setoff against all or any of the Obligations; or

                  (iv) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Borrower or a third-party Pledgor.

         SECTION 14. Amendments, etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 15. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication), mailed or telegraphed or delivered to it, addressed to it at such party's address specified in the Loan Agreement; or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

         SECTION 16. Continuing Security Interest; Transfer of Note. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon Pledgor, its successors and assigns and (iii) inure to the benefit of Lender and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (iii), Lender may assign or otherwise transfer the Loan Agreement to any other person or entity, and such other person or entity shall thereupon become vested with all the benefits in respect thereof granted to Lender herein or otherwise. Upon the payment in full of the Obligations, Pledgor shall be entitled to the return, upon its request and at its expense, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

         SECTION 17. Governing Law; Terms. This Agreement shall be governed by and construed in accordance with the laws of the State of California, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Pledged Collateral are governed by the laws of a jurisdiction other than the State of California. Unless otherwise defined herein or in the Note, terms defined in the Uniform Commercial Code in the State of California are used herein as therein defined.

         IN WITNESS WHEREOF, Pledgor have caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                     Imaging3, Inc., a California corporation


                                     by:   Dean Janes
                                          --------------------------------------
                                              Dean Janes, President